Exhibit 23.6

CONSENT OF QUALIFIED PERSON

I, Rodrigo Maureira, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Rodrigo Maureira
Name:	Rodrigo Maureira, MAusIMM
Title:	Senior Geologist
Escondida
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Pamela Castillo, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Pamela Castillo
Name:	Pamela Castillo, MAusIMM
Title:	Superintendent Long Term Planning
Escondida
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Andres Salazar, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Andres Salazar
Name:	Andres Salazar, MAusIMM
Title:	Superintendent Geology
Escondida
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Pablo Vasquez, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Pablo Vasquez
Name:	Pablo Vasquez, MAusIMM
Title:	Manager Geotechnical, Hydrogeology & Tailings
Escondida
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Esteban Pavani, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Esteban Pavani
Name:	Esteban Pavani, MAusIMM
Title:	Principal Tailings
Escondida
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Carlos Delgado, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Carlos Delgado
Name:	Carlos Delgado, MAusIMM
Title:	Superintendent Geometallurgy
Escondida
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Andres Naranjo, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Andres Naranjo
Name:	Andres Naranjo, MAusIMM
Title:	Superintendent Studies
Escondida
Minera Escondida Limitada